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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 1999


                               Chevron Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-368-2                 94-0890210
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer No.)
        of incorporation )

       575 Market Street, San Francisco, CA                    94105
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     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700


                                      NONE
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

         (c)   Exhibits.

         The following exhibit replaces information set forth under Exhibit 25.1 in Chevron Corporation's Registration Statement on Form S-3 (No. 33-58463).

         25.1 Form T-1 - Statement of Eligibility under The Trust Indenture Act of 1939 of The Chase Manhattan Bank (formerly Chemical Bank).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 8, 1999

                                               CHEVRON CORPORATION


                                               By   /s/ S.J. CROWE
                                                 -------------------------
                                                  S. J. Crowe, Comptroller
                                                 (Principal accounting Officer
                                                  and Duly Authorized Officer)